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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): October 29, 2001

                                      IEMI
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               (Exact Name of Registrant as Specified in Charter)


         Nevada                      000-28415            65-0861102
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(State or other jurisdiction     (Commission File   (IRS Employer Identification
 of Incorporation)               Number)            Number)


5801 Wiley Street, Hollywood, Florida 33023
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(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (954) 961-3033

                  International Environmental Management, Inc.
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          (Former name or former address, if changed since last report)




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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  The letter of Baum & Company, P.A., addressed to the Commission pursuant to Item 4 of this Form and Regulation S-B, Item 304, is filed with this Report.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned herein duly authorized.

                                       IEMI



Dated: November 7, 2001                By: /s/ Harold A. Solomon
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                                               Harold A. Solomon, President





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